                                                                   Exhibit 10.09

AMSOUTH BANK
                           AMENDMENT TO AMENDED AND
                           ------------------------
                            RESTATED LOAN AGREEMENT
                            -----------------------

     This Amendment to the Amended and Restated Loan Agreement (the "Agreement") having an effective dare of January 2, 2001, by and between AmSouth Bank, an Alabama banking corporation ("Bank"), StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower"), and David M. Veltman, William G. Buckles, Jr., Gregory D. Veltman, Jerome Baumann, and Jan Arnett (collectively known as "Guarantors" or, sometimes, "Shareholders").

                                   RECITALS

     WHEREAS, on May 24, 2000, Bank and Borrower entered into that certain Amended and Restated Loan Agreement, which consolidated, modified and amended the Original Loan Agreement (as defined therein) (the "Loan Agreement"); and

     WHEREAS, there exists currently nine (9) promissory notes which are governed by the terms and covenants of the Loan Agreement; and

     WHEREAS, on even date herewith Bank is extending the maturity date of Term Note A (as defined herein), extending the maturity date and increasing the amount available under the LOC Note B (as defined herein), and extending to Borrower additional financing on a term basis in the sum of $1,250,00.00 ("Term Note C"); and

     WHEREAS, the parties hereto wish to modify certain terms and conditions of the Loan Agreement.

     NOW, THEREFORE, in consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank, Borrower and Guarantors agree as follows:

                                   AGREEMENT

     1. The above recitals are true and correct and are incorporated by reference herein.

Amendment to Amended and
Restated Loan Agreement                1                              #A0195463.

     2.   LOANS. The following information is hereby added to Section 2 of the
          -----
Loan Agreement:

     A. Term Loan. Bank has made, and is hereby renewing one or more loans to Borrower in the aggregate principal face amount of One Hundred Fifty Thousand Dollars ($150,000.00). The obligation to repay the loans is evidenced by a renewal promissory note or notes having an effective date of January 1, 2001 (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the ("Term Note A") having a maturity date, repayment terms and interest rate as set forth in the Term Note A.

          i.    Commitment Fee.  Not applicable.

          ii. Collateral. The Term Loan shall be secured by a first priority security interest in all assets, including accounts receivable, instruments, general intangibles, inventory, and equipment owned by Borrower, or hereafter acquired and all replacements and substitutions thereof and proceeds therefrom, together with all funds on deposit with or under the control of the Bank or its agents or correspondences and all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located.

     B. Revolving Line of Credit Loan. Bank is hereby renewing and is additionally increasing the existing LOC Note to the aggregate principal face amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00). The obligation to repay the loans is evidenced by a renewal revolving line of credit promissory note or notes having an effective date of January 2, 2001 (the line-of-credit promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "LOC Note B") having a maturity date, repayment terms and interest rate as set forth in the LOC Note B.

          i. Revolving Credit Feature. The LOC Note B provides for a revolving line of credit under which Borrower may from time to time, borrow, repay and re-borrow funds.

          ii. Balance Upon Maturity. Should a balance remain outstanding at maturity of the LOC Note B, Bank, in its sole and absolute discretion, may require the Borrower to pay the LOC Note B in full, or secure the LOC Note B with collateral in a form and substance satisfactory to Bank.

          iii. Maximum Amount of the Loan. Notwithstanding anything contained herein to the contrary, the Bank shall not be obligated to lend any sums which exceed the face amount of the LOC Note B or any renewal, extension or replacement thereof.

          iv. Conditions to Each Advance. Prior to the disbursement by Bank of any advances to Borrower under the LOC Note B, the Bank shall have determined that there shall exist no event of default; the representations and warranties contained in the Loan documents shall be true and accurate as of the date of such advance; there shall have occurred no material adverse changes in the financial condition of the Borrower or any other person liable for repayment of the Loan; and the Bank shall have determined that the prospect of payment or performance of the Loan has not been materially impaired.

          v. Advances. Advances under the LOC Note B shall be made by facsimile or written communication to Bank from any Authorized Representative. Unless otherwise agreed by the Bank, all advances under the LOC Note B will be made by way of a credit into Borrower's demand deposit account maintained at the Bank. Borrower shall immediately pay to the Bank on demand any amount by which the Loan exceeds the Borrowing Base or the face amount of the LOC Note B, which ever is less. The Bank may, in its discretion, make, or permit to remain outstanding, Advances to the Borrower in

Amendment to Amended and
Restated Loan Agreement                2                               #A0195463
excess of the Borrowing Base and/or the face amount of the LOC Note, and all such amounts shall be part of the Loan and Indebtedness, shall bear interest as provided in the Note, shall be payable on demand and shall be entitled to all rights and security provided for herein, the Security Agreement and all other Loan Documents.

          vi. Overdraft. Should there occur any overdraft of any deposit account maintained by the Borrower with the Bank, the Bank may, at its option, disburse funds (whether or not in excess of the Maximum Amount of the Loan) to eliminate such overdraft and such disbursement shall be deemed an Advance of Loan proceeds hereunder entitled to all of the benefits of the Loan Documents. Nothing herein shall be deemed an authorization of or consent to the creation of an overdraft in any account or create any obligations on the part of the Bank.

          vii. Collateral. The LOC Loans shall all be secured by a first priority security interest in all the investment property, financial assets, securities entitlements and all other property of whatever nature, now or hereafter held in Account Number 150-09110-1-9-130, maintained by David M. veltman and Kathy F. Veltman, with Salomon Smith Barney, Inc., including, without limitation, all securities, mutual fund shares, negotiable instruments, bonds, certificates of deposit, warrants, options and general intangibles, now owned, or hereafter acquired and all replacements and substitutions thereof and proceeds therefrom, together with all funds on deposit with or under control of the Bank or its agents or correspondences and all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located.

          viii. Purpose. Borrower hereby covenants and warrants to Bank that all loan proceeds shall be used to finance the working capital needs of Borrower.

     C. Term Loan. Bank hereby agrees to make one or more loans to Borrower in the aggregate principal face amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00). The obligation to repay the loans is evidenced by a promissory note or notes having an effective date of January 2, 2001 (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Term Note C") having a maturity date, repayment terms and interest rate as set forth in the Term Note C.

          i. Purpose of Loan. Borrower hereby covenants and warrants to Bank that all loan proceeds of the Term Note C shall be used for the purchase of equipment.

          ii. Commitment Fee. Borrower agrees to pay to Bank, at closing, a commitment fee in the amount of $12,500.00 for the Term Note C.

          iii. Collateral. The Term Note C shall be secured by a first priority security interest in all the investment property, financial assets, securities entitlements and all other property of whatever nature, now or hereafter held in Account Number 150-09110-1-9-130, maintained by David M. Veltman and Kathy F. Veltman, with Salomon Smith Barney, Inc., including, without limitation, all securities, mutual fund shares, negotiable instruments, bonds, certificates of deposit, warrants, options and general intangibles, now owned, or hereafter acquired and all replacements and substitutions thereof and proceeds therefrom, together with all funds on deposit with or under the control of the Bank or its agents or correspondences and all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located.

     3. MISCELLANEOUS. Except as amended herein, the parties hereto ratify and reaffirm each and every term and condition of the Loan Agreement. All the terms and conditions of the

Amendment to Amended and
Restated Loan Agreement                3                               #A0195463

Loan Agreement shall guide the conduct of the parties, except that the provisions of this Amendment shall control and supersede any conflicting provisions in the Loan Agreement.

               4. AFFIRMATIVE COVENANTS. The following subparagraphs of Section 4 of the Loan Agreement are deleted and replaced by the corresponding subparagraph stated below:

                   Paragraph 4.(2). Furnish to Bank a monthly accounts
               receivable aging statement within fifteen (15) days after month end.

                   Paragraph 4.(6) Furnish to Bank company prepared financial statements and a Borrowing Base Certificate for (and executed by an authorized representative of) Borrower monthly, within fifteen
               (15) days after month end, containing (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants.

               5. COUNTERPARTS. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives on this 2 day of January, 2001.

BORROWER:                                    BANK:

StrandTek International, Inc.,               AmSouth Bank, an Alabama banking
a Florida corporation                        corporation

By: /s/ Jerome Baumann                       By: /s/ David Mitchell
    ---------------------------(Seal)            -------------------------(Seal)
    Jerome Baumann, President                    David Mitchell, Vice President

    [Corporate Seal]


                    [Signatures continued on the next page]


Amendment to Amended and
Restated Loan Agreement                4                            #A0195463.

GUARANTOR:

_________________________
David M. Veltman

_________________________
William G. Buckles, Jr.

_________________________
Gregory Veltman

_________________________
Jan Arnett

/s/ Jerome Baumann
-------------------------
Jerome Baumann





Amendment to Amended and
Restated Loan Agreement                5                      #A0195463.

     This Counterpart Signature Page to the Amendment to the Amended and Restated Loan Agreement is dated as of January 2nd, 2001, by and between AmSouth Bank, an Alabama banking association ("Bank") and StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower), David M. Veltman, Gregory D. Veltman, William G. Buckles, Jr., Jerome Baumann and Jan Arnett (collectively known as "Grantors" or, sometimes, "Shareholders).

/s/ David M. Veltman
---------------------
David M. Veltman

STATE OF Florida

COUNTY OF Pinellas

     The foregoing instrument was acknowledged before me this 2nd day of January, 2001, by David M. Veltman, who is personally known to me NA (type of identification) as identification.

                                  /s/ Deborah J Davis
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgement

                                      Deborah J Davis
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of Florida

                                  ----------------------------------------------
                                  Notarial Serial Number
                                  Deborah J. Davis
                                  My Commission CC953949
                                  Expires July 09, 2004

Amendment to Amended and
Restated Loan Agreement              6

     This Counterpart Signature Page to the Amendment to the Amended and Restated Loan Agreement is dated as of January 6th, 2001, by and between AmSouth Bank, an Alabama banking association ("Bank") and StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower), David M. Veltman, Gregory D. Veltman, William G. Buckles, Jr., Jerome Baumann and Jan Arnett (collectively known as "Grantors" or, sometimes, "Shareholders).

/s/ Gregory D. Veltman
--------------------------------
Gregory D. Veltman

STATE OF FLORIDA

COUNTY OF PINELLAS

     The foregoing instrument was acknowledged before me this 6th day of January, 2001, by Gregory D. Veltman, who is personally known to me or has produced NA (type of identification) as identification.

                                  /s/ Deborah J. Davis
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgement

                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of Florida
                                                          ----------------------

                                  ----------------------------------------------
                                  Notarial Serial Number
                                  Deborah J. Davis
                                  My Commission CC953949
                                  Expires July 09, 2004
Amendment to Amended and
Restated Loan Agreement              7

     This Counterpart Signature Page to the Amendment to the Amended and Restated Loan Agreement is dated as of January 6th, 2001, by and between AmSouth Bank, an Alabama banking association ("Bank") and StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower), David M. Veltman, Gregory D. Veltman, William G. Buckles, Jr., Jerome Baumann and Jan Arnett (collectively known as "Grantors" or, sometimes, "Shareholders).

/s/ William G. Buckles, Jr.
---------------------------
William G. Buckles, Jr.


STATE OF FLORIDA

COUNTY OF PINELLAS

     The foregoing instrument was acknowledged before me this 6th day of January, 2001, by William G. Buckles, Jr., who is personally known to me NA (type of identification) as identification.


                                  /s/ Deborah J. Davis
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgement

                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of Florida
                                                          ----------------------

                                  ----------------------------------------------
                                  Notarial Serial Number
                                  Deborah J. Davis
                                  My Commission CC953949
                                  Expires July 09, 2004
Amendment to Amended and
Restated Loan Agreement              8

     This Counterpart Signature Page to the Amendment to the Amended and Restated Loan Agreement is dated as of January 2nd, 2001, by and between AmSouth Bank, an Alabama banking association ("Bank") and StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower), David M. Veltman, Gregory D. Veltman, William G. Buckles, Jr., Jerome Baumann and Jan Arnett (collectively known as "Grantors" or sometimes, "Shareholders).

/s/ Jerome Baumann
----------------------------
Jerome Baumann

STATE OF New Jersey

COUNTY OF Middlesex

     The foregoing instrument was acknowledged before me this 2nd day of January, 2001, by Jerome Baumann, who is personally known to me or has produced Florida Driver Licence (type of identification) as identification.

                                  /s/ Ashraf Fouad
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  Ashraf Fouad
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of New Jersey

                                  ----------------------------------------------
                                  Notorial Serial Number

                                                    ASHRAF FOUAD
                                                    NOTARY PUBLIC
                                                 STATE OF NEW JERSEY
                                        MY COMMISSION EXPIRES SEPT. 14, 2005

Amendment to Amended and
Restated Loan Agreement              9

     This Counterpart Signature Page to the Amendment to the Amended and Restated Loan Agreement is dated as of January 5th, 2001, by and between AmSouth Bank, an Alabama banking association ("Bank") and StrandTek International, Inc., a Florida corporation, formerly known as RFI Recycled Fibre Industries, Inc. ("Borrower"), David M. Veltman, Gregory D. Veltman, William G. Buckles, Jr., Jerome Baumann and Jan Arnett (collectively known as "Grantors" or, sometimes, "Shareholders).


/s/ Jan Arnett
---------------
Jan Arnett

STATE OF New York

COUNTY OF Queens

     The foregoing instrument was acknowledged before me this 5/th/ day of January, 2001, by Jan Arnett, who is personally known to me or has produced N.Y.S Drivers Lic (type of identification) as identification.
   "Current"


                                  /s/ Rose La Monica
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgement

                                      Rose La Monica
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of New York

      ROSE LA MONICA              01LA4838222
Notary Public, State of New York  ----------------------------------------------
       Reg No. 01LA4838222        Notarial Serial Number
   Qualified in Queens County
  Comm. Expires: Feb 17, 2002

Amendment to Amended and
Restated Loan Agreement               10                               #A0195463

                              SAME NAME AFFIDAVIT

STATE OF NEW JERSEY
COUNTY OF MIDDLESEX

     Before Me, the undersigned personally appeared JEROME BAUMAN who after being duly sworn deposes and says that he is one and the same as JEROME BAUMANN whose name appears on the loan documents dated effective January 2, 2001 between StrandTek International, Inc., as Borrower and AmSouth Bank as Lender.

Further Affiant sayeth not.

                                                    /s/ Jerome Bauman
                                                    ----------------------------
                                                    JEROME BAUMAN

STATE OF NEW JERSEY
COUNTY OF MIDDLESEX

     I HEREBY CERTIFY that on this 2/nd/ day of January, 2001, before me personally appeared JEROME BAUMAN to be the person described in and who executed the foregoing instrument for the purposes stated therein. He has produced Florida Driver Licence as identification or is personally known to me.

                                                    /s/ Ashraf Fouad
                                                    ----------------------------
                                                    NOTARY PUBLIC
                                                    My Commission Expires:

                                                        ASHRAF FOUAD
                                                        NOTARY PUBLIC
                                                     STATE OF NEW JERSEY
                                            MY COMMISSION EXPIRES SEPT. 14, 2005